UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 22, 2024
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

Lee Enterprises, Incorporated (the “Company”) held its 2024 annual meeting of shareholders (the “Annual Meeting”) on February 22, 2024.

On February 22, 2024, Broadridge Investor Communication Solutions, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”), issued its final report certifying the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each share of our common stock, par value $0.01 per share (“Common Stock”) outstanding on December 29, 2023, the record date for the Annual Meeting (the “Record Date”), had one vote on each proposal. On the Record Date, there were 6,142,003 shares of Common Stock outstanding. Present at the Annual Meeting were holders of 4,299,075 shares of Common Stock, all represented by proxy, or 69.99% of the outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

The shareholders voted to re-elect each of Steven C. Fletcher and Shaun McAlmont as a director to serve for a three-year term expiring at the Company’s 2027 annual meeting of shareholders. Votes were cast as follows:
:

	For	Withheld	Broker Non-Votes
Steven C. Fletcher	2,742,820	637,836	—
Shaun McAlmont	2,458,082	922,574	—

The shareholders approved, by non-binding vote, the compensation of the named executive officers (“Say-On-Pay”) as disclosed in the Company’s 2024 proxy statement (“Named Executive Officers”), and votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
2,215,771	1,151,627	13,258	918,419

The shareholders voted to ratify the appointment of BDO USA, P.C. to serve as the Company's independent registered public accounting firm for the fiscal year ending September 29, 2024.

	For	Against	Abstain	Broker Non-Votes
Ratify selection of BDO USA, P.C.	3,384,052	907,543	7,480	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 23, 2024	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer